Income Taxes	12 Months Ended
Dec. 31, 2025
Income Taxes
Income Taxes

Note 9. Income Taxes

On April 30, 2025, the Company consummated the Business Combination. Liminatus, a Delaware limited liability company, was deemed the accounting acquirer in the Business Combination based on an analysis of the criteria outlined in ASC 805, see Note 1. The tax consequences of the Company’s transactions prior to the consummation of the Business Combination flows through to the members of Liminatus. The tax consequences of the Company’s transactions for the period from May 1, 2025 through December 31, 2025 are accounted for in accordance with ASC 740. Prior to May 1, 2025, the Company was a non corporate entity that was not subject to U.S. federal income tax.

The Company regularly assesses the need for a valuation allowance against its deferred tax assets. In making that assessment, the Company considers both positive and negative evidence related to the likelihood of realization of the deferred tax assets to determine, based on the weight of available evidence, whether it is more-likely-than-not that some or all of the deferred tax assets will not be realized. In assessing the realizability of deferred tax assets, the Company considers taxable income in prior carryback years, as permitted under the tax law, forecasted taxable earnings, tax planning strategies, and the expected timing of the reversal of temporary differences. This determination requires significant judgment, including assumptions about future taxable income that are based on historical and projected information and is performed on a jurisdiction-by-jurisdiction basis.

The Company maintains a full valuation allowance against its deferred tax assets. During the years ended December 31, 2025 and 2024, management assessed the positive and negative evidence in its operations, and concluded that it is more likely than not that its deferred tax assets as of December 31, 2025 and 2024 will not be realized given the Company’s history of operating losses. The valuation allowance against deferred tax assets increased by $2,345,773 and $0 during the year December 31, 2025 and 2024, respectively, related to a full valuation allowance recorded against additional net operating losses and tax credits generated in the year.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was enacted. Under the Act, research and development expenditures incurred for tax years beginning after December 31, 2021 must be capitalized and amortized ratably over five or fifteen years for tax purposes, depending on if the research activities are conducted in the U.S. or outside the U.S., respectively. For the years ended December 31, 2025 and 2024, the Company had no research and development expenditures subject to the mandatory capitalization and amortization under the Act.

As of December 31, 2025 and 2024, the Company had federal net operating losses of $822,963 and $0, respectively, which may be available to offset future federal income tax liabilities, subject limitations under IRC Section 382 of approximately $1.1 million per year. As a result of the Act, for U.S. federal income tax purposes, net operating losses generated after December 31, 2017 can be carried forward indefinitely, but are limited to 80% utilization against future taxable income each year.

The components of the income tax provision (benefit) are as follows:

	December 31,
	2025	2024
Federal
Current	$—	$—
Deferred	(1,604,745)	—
State and Local
Current	—	—
Deferred	(741,028)	—
Change in valuation allowance	2,345,773	—
Income tax provision	$—	$—

A reconciliation of the Company’s effective income tax rate to the U.S. statutory federal income tax rate of 21% and the Company’s California income tax rate of 8.84%for the years ended December 31, 2025 and 2024 is as follows:

	December 31,
	2025		2024
Statutory federal income tax rate	21.00%	$(2,052,583)	0.00%	$—
State taxes, net of federal expense	0.00%	—	0.00%	—
Loss on exchange of common stock for warrants	(3.74)%	365,400	0.00%	—
Fair value of common stock to be issued for contingent liability	(15.81)%	1,545,600	0.00%	—
Other permanent differences	(0.31)%	30,686	0.00%	—
Valuation allowance	(1.14)%	110,897	0.00%	—
Income tax provision expense/(benefit)	0.00%	$—	0.00%	$—

The significant components of the Company’s net deferred tax assets and liabilities as of December 31, 2025 and 2024 are as follows:

	December 31,
	2025	2024
Deferred tax asset
Net operating loss carryforward	$230,295	$—
Startup expenses	2,042,605	—
Section 163(j) - Interest	72,873	—
Total deferred tax assets	2,345,773	—
Less: valuation allowance	(2,345,773)	—
Deferred tax asset, net of valuation allowance	$—	$—

The calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax regulations in a multitude of jurisdictions. The Company recognizes liabilities for uncertain tax positions based on a two-step process. First, management determines whether it is more likely than not that the tax positions will be sustained on audit, including resolution of related appeals or litigation processes, based on their technical merits. Second, management measures the tax benefit of those positions as the largest amount that is more than 50% likely to be realized upon ultimate settlement with the related tax authority. While the Company believes that it has appropriate support for the positions taken on its tax returns, the Company regularly assesses the potential outcome of examinations by tax authorities in determining the adequacy of its provision for income taxes. As of December 31, 2025 and 2024, the Company did not have any uncertain tax positions.

The Company’s policy is to recognize interest and penalties related to unrecognized tax benefits on the income tax expense line in the accompanying consolidated statement of operations and any accrued interest and penalties on the related tax liability line in the consolidated balance sheet. As of December 31, 2025 and 2024, no accrued interest or penalties are included on the related tax liability line in the consolidated balance sheet. Further, during the years ended December 31, 2025 and 2024, the Company did not remit payment for any income tax obligations.

The Company files income tax returns in the U.S. federal jurisdiction and California jurisdictions. There are currently no pending income tax examinations. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state tax authorities to the extent the tax attributes are utilized in a future period. The Company’s income tax returns since 2022 are subject to examination by the IRS and state tax authorities.